                                                                     EXHIBIT 1.1

                        AUTHENTIC SPECIALTY FOODS, INC.

                                  COMMON STOCK
                          (PAR VALUE $1.00 PER SHARE)

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                             UNDERWRITING AGREEMENT

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                                                                 August 27, 1997
CRUTTENDEN ROTH INCORPORATED
SUTRO & CO. INCORPORATED
WEDBUSH MORGAN SECURITIES INC.
  As Representatives of the several
  Underwriters named in Schedule I hereto,
c/o Cruttenden Roth Incorporated
18301 Von Karman
Irvine, CA  92612

Dear Ladies and Gentlemen:

         Authentic Specialty Foods, Inc., a corporation organized under the laws of the State of Texas (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 6) 4,000,000 shares (the "Firm Shares") of Common Stock, $1.00 par value per share (the "Common Stock"), of the Company, all of which are to be issued and sold by the Company (the "Firm Shares"), and, in addition to the Firm Shares, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to grant to the Underwriters an option to purchase up to an additional 600,000 shares (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Agreement are hereinafter called the "Shares."

         This is to confirm the agreement concerning the sale and the purchase of the Shares from the Company by the Underwriters. The Company understands that the Underwriters propose to make a public offering of the Shares as soon as you deem advisable after the Registration Statement (as defined below) becomes effective.

         1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                 (a) A registration statement on Form S-1 (File No. 333-29959) relating to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Rules and Regulations (as defined below) of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement and any amendments, and all forms of the related prospectuses contained therein, previously filed by the Company with the Commission have been delivered to you and the Company has consented to the Underwriter's use of such copies for the purposes permitted by the Securities Act. Such registration statement, including the prospectus, Part II and all exhibits thereto, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations with any changes contained in any prospectus filed with the Commission by the Company with your consent after the effective date of the Registration Statement, is herein referred to as the "Final Prospectus." Such amendments to such Registration Statement as may have been required prior to the date hereof have been filed with the Commission; and the Company will file such additional amendments to such Registration Statement and such amended prospectuses as may hereafter be required. If the Registration Statement has been declared effective under the Securities Act by the Commission, the Company has prepared and will promptly file with the Commission the information omitted from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations as part of an amendment or supplement to the prospectus pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the Registration Statement (including an amended prospectus); otherwise the Company has prepared and will promptly file an amendment to the Registration Statement (including an amended prospectus). The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus"; any prospectus included in the Registration Statement of the Company and in any amendments thereto prior to the effective date of the Registration Statement is referred to herein as a "Pre-Effective Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and "affiliate" shall have the definition specified in Rule 405 of the Rules and Regulations.

                 (b) No stop order or other order preventing or suspending the use of any Pre-Effective Prospectus has been issued by the Commission nor any "Blue Sky" or securities authority of any jurisdiction and each Pre-Effective Prospectus, at the time of filing thereof, conformed in all material respects with the requirements of the Securities Act and the Rules and Regulations, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Pre-Effective Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                 (c) As of the Closing Date (as defined herein), the Registration Statement will have been declared effective under the Securities Act, and no post-effective amendment to the

Registration Statement will have been filed as of the Closing Date or Option Closing Date (as defined herein), as the case may be, without the Representatives' approval as provided in Section 3(a) hereof. When the Registration Statement becomes effective and at all times subsequent thereto, the Registration Statement, any post-effective amendment thereto and the Effective Prospectus and the Final Prospectus as amended or supplemented shall comply in all material respects with the requirements of the Securities Act and the Rules and Regulations. No such document shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document, in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. There is no contract or document required to be described in the Registration Statement or Effective Prospectus or Final Prospectus or to be filed as an exhibit to the Registration Statement which is not in all material respects accurately described in the Effective Prospectus or Final Prospectus and filed as an exhibit to the Registration Statement or Final Prospectus, or both, as the case may be. As of the Closing Date or Option Closing Date, as the case may be, no stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto, has been issued by the Commission or any "Blue Sky" or securities authority of any jurisdiction.

                 (d) McGladrey & Pullen, LLP, whose reports appear in the Registration Statement, the Pre-Effective Prospectus, the Effective Prospectus and the Final Prospectus, are independent auditors as required by the Securities Act and the Rules and Regulations.

                 (e) Rylander, Clay & Opitz, L.L.P., whose report appears in the Registration Statement, the Pre-Effective Prospectus, the Effective Prospectus and the Final Prospectus, are independent auditors as required by the Securities Act and the Rules and Regulations.

                 (f) The financial statements (including the related schedules and notes) of the Company and La Victoria Foods, Inc., a California corporation ("La Victoria"), included in the Registration Statement and/or Final Prospectus, together with the unaudited financial information of the Company and La Victoria forming part of the Registration Statement and/or Final Prospectus, present fairly the financial condition, the results of the operations and changes in cash flows and equity of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The selected and summary financial data included in the Registration Statement, the Effective Prospectus, and the Final Prospectus present fairly the information shown therein and have been compiled on a basis substantially consistent with the financial statements presented in the Registration Statement, the Effective Prospectus, and the Final Prospectus.

                 (g) The pro forma financial information included in the Registration Statement and/or Final Prospectus presents fairly the information shown therein, has been prepared in accordance with generally accepted accounting principles and the Rules and Regulations with respect to pro forma information, has been properly compiled on the pro forma basis described therein and,





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
in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances.

                 (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas, with full corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole; and the Company holds all licenses, certificates, permits, consents, orders, approvals and other authorizations from governmental authorities necessary or appropriate for the conduct of its business and to own or lease, as the case may be, and to operate its properties as described in the Registration Statement and Final Prospectus. The expiration or revocation of any such licenses, certificates, permits, consents, orders, approvals or other governmental authorizations would not materially affect the operations of the Company. None of the activities or businesses of the Company is in violation of, or could reasonably be expected to cause the Company to violate, any law, rule, regulation or order of the United States, any state, county, city or locality, or of any agency or body of the United States or of any state, county, city or locality of any foreign jurisdiction, which violation could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole.

                 (i) La Victoria has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole; and La Victoria holds all licenses, certificates, permits, consents, orders, approvals and other authorizations from governmental authorities necessary or appropriate for the conduct of its business and to own or lease, as the case may be, and to operate its properties as described in the Registration Statement and Final Prospectus. The expiration or revocation of any such licenses, certificates, permits, consents, orders, approvals or other governmental authorizations would not materially affect the operations of La Victoria. None of the activities or businesses of La Victoria is in violation of, or could reasonably be expected to cause La Victoria to violate, any law, rule, regulation or order of the United States, any state, county, city or locality, or of any agency or body of the United States or of any state, county, city or locality of any foreign jurisdiction, which violation could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole.





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
                 (j) The Contribution and Exchange Agreement, by and among the Company, Robert C. Tanklage ("Tanklage"), TSG2 L.P., a Delaware limited partnership ("TSG2"), TSG2 Management, L.L.C., a Delaware limited liability company ("TSG2 Management"), and Keith Lively ("Lively"), and Lively comprising all of the members of LV Foods, L.L.C., a Delaware limited liability company ("LV Foods"), (TSG2, TSG2 Management and Lively collectively, the "Members"), entered into as of June 20, 1997 (the "Contribution Agreement"), pursuant to which (A) the Company shall acquire all of the membership interests in and to LV Foods (the "LV Foods Purchase"), (B) the Company shall acquire 106 shares of the outstanding common stock, $100.00 par value, of La Victoria (the "Tanklage Purchase"), and the transactions contemplated therein, have been duly and validly authorized by the Company and the Members, and the Contribution Agreement has been duly and validly executed and delivered by the Company and the Members and is enforceable against the Company and the Members in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by Federal or state securities laws or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally.

                 (k) Upon the consummation of the transactions contemplated in the Contribution Agreement, which shall occur immediately following the closing of the purchase of the Firm Shares, the Company will own directly 50% of the outstanding capital stock of La Victoria and will own indirectly, through its ownership of 100% of the beneficial interests of LV Foods, the remaining 50% of the outstanding capital stock of La Victoria, free and clear of all liens, encumbrances, equities or claims except as set forth in Final Prospectus. The Company does not own any interest in or control any other corporation association or entity.

                 (l) The Pro-Forma and As Adjusted capitalization of the Company as of June 30, 1997 is as set forth under the caption "Capitalization" in the Registration Statement and Final Prospectus, and the Common Stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Registration Statement and Final Prospectus; the outstanding shares of Common Stock (including the Shareholder Shares) have been and are, and the Shares to be sold by the Company, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive or similar rights. Except as described in the Registration Statement and Final Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Articles of Incorporation, Bylaws or other governing documents or any agreement, contract or other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock; and any such waivers, to the best of the Company's knowledge, were duly and validly given. The description of the Company's outstanding stock options and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Registration Statement and/or Final Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such options, plans, arrangements, and rights.





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
                 (m) The redemption by the Company of the shares of its Common Stock held by The Shansby Group ("Shansby") and TSG International ("TSGI") has been duly and validly authorized by the Company, Shansby and TSGI, and the consummation of the redemption will not result in a violation of, or constitute a default under, the Articles of Incorporation, Bylaws or other governing documents of the Company, or any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond debenture, note, lease or other agreement or instrument to which the Company, Shansby or TSGI is a party or by which any of them is bound, or to which any of their properties is subject, nor will the redemption violate any law, rule, administrative regulation, judgment, order, writ or decree of any court, or any governmental agency or body having jurisdiction over the Company, Shansby or TSGI or any of their property, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, Shansby or TSGI; provided, however, that no representation is given in this paragraph with respect to any of the foregoing that will be fully repaid contemporaneously with the purchase of the Firm Shares pursuant hereto.

                 (n) All offers and sales of (i) the Common Stock by the Company (other than the Shares); and (ii) the capital stock of La Victoria were at all relevant times exempt from the registration requirements of the Securities Act and were the subject of an available exemption from the registration requirements of applicable state securities or Blue Sky laws.

                 (o) When duly countersigned by the Company's transfer agent and registrar and delivered to the Underwriters in accordance with the provisions of this Agreement, good and marketable title to the unissued Shares to be issued and sold by the Company to the Underwriters hereunder will pass to the Underwriters free and clear of any liens, security interests, adverse claims, equities or other encumbrances of any kind or character, except as may be created by any Underwriter.

                 (p) Except as described in or contemplated by the Registration Statement and Final Prospectus, (i) there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of any of the Company and La Victoria, taken as a whole, whether or not arising in the ordinary course of business, from the date as of which information is given; (ii) none of the Company, LV Foods or La Victoria has, directly or indirectly, incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or which is material in amount whether or not in the ordinary course of business, or entered into any transactions not in the ordinary course of business, or which is material to the business of the Company and La Victoria, taken as a whole, whether or not in the ordinary course of business; (iii) the agreements to which the Company, LV Foods or La Victoria is a party, described in the Registration Statement and Final Prospectus, are valid and enforceable by the Company, LV Foods or La Victoria and, to the knowledge of the Company, the other party or parties thereto are not in material breach or default under any such agreement; (iv) there has not been any change in the capital stock of or any incurrence of long-term debt by, the Company, LV Foods or La Victoria, or any issuance or grant of options, warrants or rights to purchase the capital stock of the Company, LV Foods or La Victoria, or any security convertible into, exercisable for, or exchangeable for capital stock of the Company, LV Foods or La Victoria, or any declaration or payment of any dividend or other distribution on any class of the





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
capital stock of the Company, LV Foods or La Victoria from the date as of which information is given in the Registration Statement and Final Prospectus; (v) there is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, LV Foods or La Victoria; and (vi) there is no commitment, plan or arrangement to change or alter the rights, preferences or privileges of any outstanding class or series of the capital stock of the Company, LV Foods or La Victoria.

                 (q) Except as described in the Registration Statement and/or Final Prospectus, none of the Company, LV Foods or La Victoria is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, or will the execution or delivery of this Agreement or the Contribution Agreement or consummation of the transactions contemplated hereby or thereby result in a violation of, or constitute a default under, the Articles of Incorporation, Bylaws or other governing documents of the Company, or any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument, to which any of the Company, LV Foods or La Victoria is a party or by which any of them is bound, or to which any of their properties is subject, nor will the performance by the Company of its obligations under this Agreement or under the Contribution Agreement violate any law, rule, administrative regulation, judgment, order, writ or decree of any court, or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company. Except for permits and similar authorizations or notifications required under the Securities Act, the securities or "Blue Sky" laws of certain jurisdictions, the necessary approvals under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, and for such permits, authorizations and notifications which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body, financial institution or other person or entity is required in connection with the consummation of the transactions contemplated by this Agreement or the Contribution Agreement, including, without limitation, the valid sale and delivery of the Shares.

                 (r) The Company has all requisite corporate power and corporate authority to execute, deliver and perform its obligations under this Agreement and the Contribution Agreement, and this Agreement and the Contribution Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company and are enforceable against the Company in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally.

                 (s) The Company, LV Foods and La Victoria have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, charges, claims, encumbrances and defects except such as are described or referred to in the Registration Statement and Final Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, LV Foods or La Victoria, and any real property and buildings held under lease by the Company, LV Foods or La Victoria are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, LV Foods or La





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
Victoria and except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally.

                 (t) Except as described in the Registration Statement and/or Final Prospectus, there is no litigation or governmental proceeding to which the Company, LV Foods or La Victoria is a party or to which any of their property is subject or which is pending or, to the Company's knowledge, threatened against or affecting the Company, LV Foods or La Victoria, which could reasonably be expected to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole, which is required to be disclosed in the Registration Statement and Final Prospectus or which could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by this Agreement, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion, race, or physical or mental disability, and no labor disturbance by the employees of the Company, LV Foods or La Victoria exists or is imminent which could be expected to affect adversely the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole, or which is required to be disclosed in the Registration Statement and Final Prospectus.

                 (u) None of the Company, LV Foods or La Victoria is in violation of any law, ordinance, governmental rule or regulation or court decree to which any of them may be subject, which violation could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole.

                 (v) Except as described in the Registration Statement and/or Final Prospectus, the Company and La Victoria comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not have a material adverse effect on the financial condition, results of operation, business or prospects of the Company and La Victoria, taken as a whole. Except as described in the Registration Statement and/or Final Prospectus, the Company and La Victoria (i) are not the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action by the Company or La Victoria is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or La Victoria's business operations or ownership or possession of any of their properties or assets, or (ii) is not in contravention of any Environmental Law that could reasonably be expected to have a material adverse effect on the financial condition, results of operation, business or prospects of the Company and La Victoria, taken as a whole. Except as described in the Registration Statement and/or Final Prospectus, neither the Company nor La Victoria has received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of Hazardous Materials into the environment that, in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the financial condition, results of operation, business or prospects of the Company and La Victoria, taken as a whole. As used herein, "Environmental Laws" means any federal, state, city or local law or regulation applicable to the Company's or La Victoria's business operations or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

                 (w) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                 (x) The Company, LV Foods and La Victoria have timely (giving effect to permitted extensions) filed and properly prepared all necessary federal, state, local and foreign income, franchise and any other required tax returns and have paid all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company, LV Foods or La Victoria which could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole.

                 (y) Neither the Company, La Victoria nor any officers, directors, employees or agents or any other persons associated with or acting on behalf of the Company or La Victoria has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure, (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, (iv) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or La Victoria sells or from which the Company or La Victoria buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company or La Victoria, (v) made any other bribe, rebate, payoff, influence payment, kickback or other unlawful payment or (vi) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or La Victoria.

                 (z) Except for the several Underwriters and the Representatives or as disclosed in the Registration Statement and/or Final Prospectus, there are no claims for services in the nature of and no person has any right to receive a finder's fee, brokerage fee or similar fee with respect to this Agreement, the Contribution Agreement, the transactions contemplated hereby or thereby or the acquisition by LV Foods of its interest in La Victoria, for which the Company or any of the several Underwriters may be responsible.

                 (aa) The Company and La Victoria have their properties adequately insured against loss or damage by fire and maintain such other insurance as is prudent or customarily maintained by companies in the same or similar business and in the same or similar locality.

                 (bb) The Company and La Victoria own or possess rights to use all material patents, patent rights, inventions, proprietary software (whether represented by source code, object code or in any other manner), trademarks, service marks, trade names and copyrights (collectively, the "Intangibles") necessary for the conduct of their respective businesses as described in the Registration Statement and Final Prospectus and have taken all reasonable security measures to protect the secrecy, confidentiality and value of their trade secrets and know-how that are valid and protectable and are not part of the public knowledge or literature. All of the Intangibles that the Company or La Victoria own or have pending, or under which they are licensed, are in good standing and uncontested. Any of the Company's or La Victoria's employees and any other person who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed these secrets, or who have knowledge of or access to information relating to them, have been put on notice that these secrets are proprietary to the Company or La Victoria, as the case may be, and are not to be divulged or misused. Neither the Company nor La Victoria has received any notice of infringement of or conflict with, and to the best of the Company's knowledge, neither the Company nor La Victoria is infringing or in conflict with, asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and La Victoria, taken as a whole. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company or La Victoria.

                 (cc) There are no outstanding loans or advances or guarantees of indebtedness by the Company, LV Foods or La Victoria to or for the benefit of any affiliate of the Company, LV Foods or La Victoria, any of the officers or directors of the Company, LV Foods or La Victoria, or any of the members of the families of any of them, or any other business relationships or related-party transaction of the nature described in Item 404 of Regulation S-K involving the Company, LV Foods or La Victoria and any other persons referred to in said Item 404, which are required by the Rules and Regulations to be described in the Registration Statement and Final Prospectus except such that are so described.

                 (dd) The Company is eligible to use Form S-1 for the registration of the Shares.

                 (ee) Application for quotation of the Common Stock on the National Association of Securities Dealers Automated Quotations (herein called Nasdaq) National Market has been approved, subject to notice of issuance.

                 (ff) The Company and La Victoria have each complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), relating to doing business with the Government of Cuba or any person or affiliate located in Cuba.

                 (gg) The Company and La Victoria each maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (hh) The Company is not, and upon the consummation of the transactions contemplated hereby will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         2.      Purchase, Sale and Delivery of Shares.

                 (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell the Firm Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $7.44 per share, the respective number of Firm Shares set forth opposite their names on Schedule I hereto (subject to adjustment as provided in Section 6 hereof).

                 (b) Subject to the terms and conditions and in reliance upon the representations and warranties and agreements set forth herein, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 600,000 Option Shares, at the same purchase price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Effective Prospectus upon written or telegraphic notice by the Underwriters to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the settlement date, which shall not be earlier than the Closing Date (as defined below). Delivery of certificates for the Option Shares by the Company and payment therefor shall be made as provided in Section 2(c) hereof. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, subject in each case to such adjustments as the Underwriters in their absolute discretion shall make to eliminate any fractional shares.

                 (c) Delivery of definitive certificates for the Firm Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second business day prior to the Closing Date) shall be made to you for the respective accounts of the Underwriters against payment to the Company of the purchase price therefor by wire transfer in immediately available funds. Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas 77002 (or at such other place as may be agreed upon between you and the Company) at 9:00 a.m. Houston, Texas, time, on the third full business day following the date of this Agreement or at such other time and date not later than seven full business days thereafter as you and the Company may determine, such time and date of payment and delivery being herein called the "Closing Date." The certificates for the Shares will be registered in such name or names and denominations as you request in writing at least two full business days prior to the Closing Date.

The Company will permit you to examine and package such certificates for delivery at least three full business days prior to the Closing Date.

         It is understood that each Underwriter has authorized you, individually and not as Representatives of the several Underwriters, to accept delivery and receipt of, for its account, the Shares that it has agreed to purchase, and each Underwriter has further authorized you (but not obligated you) to make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date or Option Closing Date, as the case may be, for the Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder or under any other underwriting arrangement relating to the Shares, including, without limitation, the Agreement Among Underwriters.

         If the option provided for in Section 2(b) hereof is exercised after the second business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Underwriters, at Irvine, California, on the date specified by the Underwriters (which shall be no earlier than the second business day and no later than the third business day after the exercise of said option), certificates for the Option Shares in such names and denominations as the Underwriters shall have requested against payment to the Company of the purchase price thereof by wire transfer in immediately available funds. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Underwriters on the settlement date for the Option Shares (such date and time of delivery and payment for the Option Shares being herein called the "Option Closing Date" and, together with the Closing Date, the "Closing Dates"), and the obligation of the Underwriters to purchase the Option Shares shall be conditioned on receipt of supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 4 hereof.

         3. Covenants. The Company covenants and agrees with each Underwriter that:

                 (a) The Company shall use its reasonable best efforts to cause the Registration Statement to become effective and, if the procedure in Rule 430A of the Rules and Regulations is utilized, to comply with the provisions of, and make all requisite filings with the Commission pursuant to, Rule 430A of the Rules and Regulations and to notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly of the receipt of any comments from the Commission and any request by the Commission for any amendment of or supplement to the Registration Statement or the Effective Prospectus or the Final Prospectus or for additional information.
The Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement or the Effective Prospectus or the Final Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares. The Company shall not file any amendment of or supplement to the Registration Statement or the Effective Prospectus or the Final Prospectus (including any post-effective amendment), which is not approved by you after reasonable notice thereof, such approval not to be unreasonably withheld or delayed. The Company shall advise you promptly of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Pre-

Effective Prospectus, Effective Prospectus or Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                 (b) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

                 (c) The Company shall furnish to the Underwriters, from time to time and without charge, a reasonable number of copies of the Registration Statement and of each amendment and supplement thereto, of which two of each such Registration Statement and each amendment and supplement thereto for the Representatives and one for counsel for the Underwriters ("Underwriters' Counsel") shall be originally signed and shall include exhibits. During the period in which a prospectus is required to be delivered under the Securities Act and the Rules and Regulations, the Company shall furnish to each Underwriter, from time to time and without charge, such number of copies of the Pre-Effective Prospectus, Effective Prospectus and Final Prospectus as such Underwriter may reasonably request and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act.

                 (d) Within the time during which a Final Prospectus relating to the Shares is to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs or condition exists as a result of which in the opinion of Underwriters' Counsel or counsel for the Company, the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading, or if during such period it is necessary in the opinion of Underwriters' Counsel or counsel for the Company, to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company), subject to Section 3(a), so as to correct such statement or omission or effect such compliance, provided that the Company shall determine the final terms of any such amendment or supplement only after considering such changes in any such documents as the Underwriters may reasonably request.

                 (e) The Company shall take or cause to be taken all necessary actions and furnish to whomever you may direct such information as may be required for sale of the Shares under the laws of such jurisdictions which you shall designate; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                 (f) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the requirements of Section 11(a) of the Securities Act covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

                 (g) For a period of 180 days following the date of the Effective Prospectus (the "Lock-Up Period"), the Company will not, without the prior written consent of Cruttenden Roth Incorporated, offer, issue, sell, transfer, grant options to purchase or otherwise dispose of, for value or otherwise, directly or indirectly, any shares of Common Stock or other equity securities of the Company except (A) the Shares, (B) pursuant to the exercise of options or warrants of the Company outstanding immediately prior to the Closing Date, as described in the Final Prospectus, (C) the exercise or grant of options currently outstanding or authorized pursuant to the Company's existing employee benefit plans, as described in the Final Prospectus, up to a total of 350,000 shares of Common Stock, (D) shares of Common Stock currently authorized to any existing 401(k) benefit plan of the Company, as described in the Final Prospectus, or (E) in connection with a merger of another corporation into, or an acquisition of all or substantially all of the assets or stock of another entity by, the Company where the Company or a subsidiary is the surviving entity; provided, the recipient of such shares of Common Stock or equity securities of the Company agrees in writing to also abide by the restrictions set forth in this Section 3(g) for the duration of the Lock-Up Period.

                 (h) The Company shall take all actions, necessary or appropriate, to validly consummate the LV Foods Purchase and the Tanklage Purchase immediately following the closing of the sale of the Firm Shares.

                 (i) The Company shall apply the net proceeds of the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                 (j) The Company shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

                 (k) The Company will furnish to you as early as practicable prior to the Closing Date and Option Closing Date, as the case may be, but not less than two full business days prior thereto, a copy of its latest available unaudited interim financial statements that have been read by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to Section 4(g).

                 (l) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

                 (m) The Company shall pay or cause to be paid (A) all expenses (including any capital duties, stamp duties and stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Shares, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel) in connection with the preparation printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Pre-Effective Prospectus, the Effective Prospectus and the Final Prospectus as amended or supplemented and the printing, delivery and shipping of this Agreement and other underwriting documents, including Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements and any letters transmitting the offering material to Underwriters or selling group members (including costs of mailing and shipment) and the cost of furnishing copies thereof to the Underwriters, (C) all legal fees, filing fees and fees and disbursements of Underwriters' Counsel incurred in connection with the qualification of the Shares under state securities laws as provided hereof and in the review of the offering by the NASD, (D) the filing fee of the NASD, (E) any applicable listing fees, including the fee for including the Company's Common Stock for quotation on the Nasdaq National Market, (F) the cost of printing certificates representing the Shares, (G) the cost and charges of any transfer agent or registrar, (H) the costs of preparing, promoting and distributing bound volumes for the Representatives and their counsel, and (I) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this section; provided, however, that except as expressly provided in clause (C) above, all legal fees and disbursements of Underwriters' Counsel shall be the sole responsibility of the Underwriters. If the sale of the Shares provided for herein is not consummated prior to December 31, 1997 and (i) the failure to complete the offering is due to a reason other than the failure of the Underwriters to satisfy all of their obligations under this Agreement, (ii) there is a material adverse change in the business, financial conditions, results of operations or prospects of the Company or La Victoria or (iii) the Underwriters discover in the course of their due diligence, including during the marketing of the Offering, material facts or circumstances relating to the Company which render the contemplated Offering impracticable, the Company shall pay for all reasonable out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in connection with the investigation, preparing to market and marketing the Shares or in contemplation of performing their obligations hereunder, all "Blue Sky" filing fees and expenses, legal fees incurred in qualifying the Shares under State Securities or "Blue Sky" laws and in the review of the offering by the NASD, and any expenses incurred by the Company including printing expenses and its accounting and legal fees. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                 (n) The Company, at its expense, will furnish to its shareholders an annual report (including financial statements prepared in accordance with generally accepted accounting principles audited by independent certified public accountants), and, as soon as practicable after the end of each of the first three quarters of each fiscal year, a statement of operations of the Company for such quarter (which may be in summary form), all in reasonable detail, and during the five year period after the date hereof, at its expense, will furnish you, with copies for each of the several Underwriters, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any subsidiaries as at the end of such fiscal year, together with statements of income or operations, shareholders' equity and changes in cash flows of the Company and any consolidated subsidiaries, and of any non-consolidated significant subsidiary, for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent certified public accountants, (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders, (iii) as soon as they are available, a copy of all reports and financial statements furnished to or filed with the Commission, and (iv) such other information as you may from time to time reasonably request. In addition, during such five-year period the Company will furnish you, with copies for each of the several Underwriters, every material press release and every material news item or article in respect of the Company or its affairs that is released or prepared by the Company.

                 (o) If the Company has an active subsidiary or subsidiaries, the financial Statements provided for in Section 3(n) will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its shareholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

                 (p) At or before the Closing Date, you shall receive from the Company's officers, directors and affiliates, officers and directors of any significant subsidiary of the Company and certain other current and prospective holders of the Company's Common Stock and other equity securities, in each case as reasonably requested by you, including without limitation Tanklage and the Members ("Insiders"), a written agreement (i) to not, during the Lock-Up Period, directly or indirectly, offer, sell, contract to sell, transfer, pledge, or otherwise dispose of any Common Stock (or other securities substantially similar to the Common Stock or securities convertible or exchangeable into or exercisable for, or any rights to purchase or acquire, Common Stock or substantially similar securities) now owned or to be owned in the future (beneficially or of record) without the prior written consent of Cruttenden Roth Incorporated, which consent will not be unreasonably withheld, except that an Insider may pledge his Common Stock to a commercial financial institution in the ordinary course of business and may exercise any stock options granted to him pursuant to and in accordance with the Authentic Specialty Foods, Inc. 1997 Stock Plan, provided, that the sale, transfer, or other disposition of the Common Stock acquired as a result thereof shall be restricted in accordance with this section (i); (ii) waive all preemptive rights, rights of first refusal and similar rights (to the extent the Insider has any) under any agreement or arrangement with respect to the offering and sale of the Shares and agreeing that, during the Lock-Up Period, the Insider will not exercise any such rights or require that any Common Stock or other securities be included in the Offering or registered under the Securities Act, either in connection with the Offering or otherwise; and (iii) representing that the Insider has not taken and will not take, directly or indirectly, any action which constitutes, or is intended or might reasonably be expected to result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or which constitutes a bid for a purchase of, or an attempt to induce any person to purchase, the Shares or any related security that is prohibited by Regulation M under the Exchange Act.

                 (q) The Company shall continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (r) The Company shall comply with all registration, filing and reporting requirements of the Exchange Act which may from time to time be applicable to the Company. Without limiting the generality of the foregoing, within 30 days following the Closing Date, the Company will file a registration statement for the Common Stock under Section 12(g) of the Exchange Act, will use its best efforts to cause such registration statement to become effective and will supply copies of the Form 8-A and any amendments or supplements thereto, to the Representatives and their counsel, together with copies for each of the several Underwriters within five days of its filings with the Commission.

                 (s) The Company shall make all filings required, including registration under the Exchange Act, to obtain and maintain the inclusion of the Common Stock on the Nasdaq National Market concurrently with the effective date of the Registration Statement (with Nasdaq Symbols mutually acceptable to the Company and the Representatives).

                 (t) The Company will file timely with the Commission and the NASD, if required, a report on Form SR in accordance with the Rules and Regulations of the Commission under the Securities Act.

                 (u) Prior to the first day of trading, the Company shall obtain a CUSIP number for the Common Stock.

                 (v) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                 (w) The Company shall, for at least one year after the date hereof, purchase and maintain directors and officers liability insurance in a coverage amount and with such deductible as deemed adequate in the good faith judgment of the Board of Directors of the Company.

                 (x) If any time during the 25-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                 (y) Prior to the Closing Date and during the period for which a prospectus is required to be delivered pursuant to the Rules and Regulations under the Securities Act, the Company shall not issue any press release or other publicity about the Company, except to the extent required by law or applicable rules of the Nasdaq National Market, without the prior approval of the Representatives and Underwriters' Counsel, which consent shall not be unreasonably withheld.

         4. Conditions of Underwriters' Obligations. The obligations of the several underwriters hereunder are subject to the accuracy, as of the date hereof and on each Closing Date and Option Closing Date, as if made on the dates thereof, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) The Registration Statement and all post-effective amendments thereto shall have become effective and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made; at each Closing Date, no stop order or other order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been disclosed to you and complied with to the reasonable satisfaction of you and your counsel.

                 (b) No Underwriter shall have advised the Company that the Registration Statement or Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) On or prior to each Closing Date, you shall have received from Gardere & Wynne, L.L.P., Underwriters' Counsel, such opinion or opinions with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you reasonably may require and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters. In rendering such opinion, Underwriters' Counsel may rely upon the opinion to be delivered to the Underwriters by the counsel for the Company pursuant to Section 4(d) herein.

                 (d) On each Closing Date there shall have been furnished to you the opinion (addressed to the Underwriters) of Vinson & Elkins L.L.P., counsel for the Company, dated as of such Closing Date and in form and substance satisfactory to Underwriters' Counsel and stating that it may be relied upon by Underwriters' Counsel in giving their opinion, to the effect that:

                          (i)     The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, license or use its properties and conduct its business as described in the Registration Statement and Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased licensed or used by it makes such qualification necessary, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company and La Victoria, taken as a whole.

                          (ii)    The authorized, issued and outstanding
capital stock of the Company as of June 30, 1997 is as set forth under the caption "Capitalization" in the Final Prospectus and there have been no changes in the authorized and outstanding capital stock of the Company since such date. The Common Stock of the Company conforms to the description thereof contained in the Final Prospectus. The outstanding shares of Common Stock have been and are, and the Shares to be issued and sold by the Company, upon issuance and delivery and payment therefor in the manner herein described (assuming the certificates for such Shares have been duly and validly countersigned by the Company's transfer agent) will be, duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any statutory or to such counsel's knowledge, any other preemptive rights or other rights to subscribe for or purchase any securities. Except as described in the Final Prospectus, there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Articles of Incorporation, Bylaws other governing documents or any agreement, contract or other instrument known to us to which the Company is a party or by which it is bound; neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock; and such waivers were duly and validly given.

                          (iii)   Except as described in the Registration
Statement and/or the Final Prospectus, none of the Company, La Victoria or LV Foods is nor with the giving of notice or lapse of time or both will any of them be in violation of or in default under, nor will the execution or delivery of this Agreement or the Contribution Agreement or consummation of the transactions contemplated hereby or thereby result in a violation of, or constitute a default under, the Articles of Incorporation, Bylaws or other governing documents of the Company, La Victoria or LV Foods or any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which the Company, La Victoria or LV Foods is a party or by which any of them is bound, or to which any of their properties is subject, nor will the performance by the Company, La Victoria or LV Foods of their obligations under this Agreement or the Contribution Agreement violate any existing law, rule, administrative regulation, judgment, order, writ or decree of any court or any governmental agency or body having jurisdiction over the Company, La Victoria or LV Foods or their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, La Victoria or LV Foods, where such violation, default or lien would have a material adverse effect on the financial condition, results of operations or business of the Company and La Victoria, taken as a whole. Except for permits and similar authorizations or notifications required under the Securities Act, the Securities or "Blue Sky" laws of certain jurisdictions and from the NASD, approvals under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, and for such permits, authorizations and notifications which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement and the Contribution Agreement, including, without limitation, the valid sale and delivery of the Shares.

                          (iv)    The redemption by the Company of the shares
of its Common Stock held by Shansby and TSGI has been duly and validly authorized by the Company and, to the knowledge of such counsel, Shansby and TSGI, and the consummation of the redemption will not result in a violation of, or constitute a default under, the Articles of Incorporation, Bylaws or other governing documents of the Company and, to the knowledge of such counsel, Shansby or TSGI, or any material contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which, to the knowledge of such counsel, the Company, Shansby or TSGI is a party or by which any of them is bound, or to which any of their properties is subject, nor will the redemption violate any law, rule, administrative regulation, judgment, order, writ or decree of any court, or any governmental agency or body having jurisdiction over the Company and, to the knowledge of such counsel, Shansby or TSGI, or any of their property, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company and, to the knowledge of such counsel, Shansby or TSGI.

                          (v)     The descriptions in the Registration
Statement and Final Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described, to the extent that such descriptions constitute summaries of matters of law, documents or proceedings, or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

                          (vi)  The Registration Statement and all
post-effective amendments thereto have become effective under the Securities Act and no stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Pre-Effective Prospectus, the Effective Prospectus, the Final Prospectus or any amendment or supplement thereto has been issued and to such counsel's knowledge, no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission or any "Blue Sky" or securities authority of any jurisdiction and all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been (or will be) made within the required time period; the Registration Statement and Final Prospectus and any amendment or supplement thereto, as of their respective effective dates, comply in all material respects with the requirements of the Securities Act and the Rules and Regulations (except that counsel need express no opinion on the financial statements or other financial or statistical data) and all amendments to the Registration Statement required to be filed have been so filed.

                          (vii)   To such counsel's knowledge and other than as
set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company, LV Foods or La Victoria is a party or of which any property of the Company, LV Foods or La Victoria is the subject which, if determined adversely to the Company, LV Foods or La Victoria, would individually or in the aggregate have a material adverse effect on the financial condition, results of operation or business of the Company and La Victoria, taken as a whole; to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others; and, to such counsel's knowledge no pending or threatened litigation or governmental action, suit or proceeding, statute or regulation required to be described in the Final Prospectus is not so described.

                          (viii)  To such counsel's knowledge, all descriptions
in the Final Prospectus of statutes, regulations, contracts and other documents and trademarks, and the statements under the captions "Dividend Policy," "The Shansby Group," "Management," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" are accurate in all material respects and fairly present the information set forth therein; and such counsel does not know of any contracts or documents of a character required to be summarized or described in the Final Prospectus, or required to be filed as exhibits to the Registration Statement, which are not so summarized, described or filed.

                          (ix)    Except as disclosed or described in the
Effective Prospectus and the Final Prospectus, there are no outstanding options, warrants or other rights of the Company, La Victoria or LV Foods calling for the issuance of, and no commitments or obligations to issue, any shares of capital stock or membership interests of the Company, La Victoria or LV Foods or any security convertible into or exchangeable for capital stock or membership interests of the Company, La Victoria or LV Foods.

                          (x)     The Company has the corporate power to enter
into and perform its obligations under this Agreement and the Contribution Agreement and this Agreement and the Contribution Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company and are enforceable against the Company in accordance with their terms, except insofar as indemnification and contribution provisions may be limited by Federal or state securities laws, public policy or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally.

                          (xi)    The Members have the power, in the case of
TSG2, partnership, and in the case of TSG2 Management, limited liability company, to enter into and perform their obligations under the Contribution Agreement and the Contribution Agreement has been duly authorized, executed and delivered by Members and constitute the valid and binding agreements of the Members and are enforceable against the Members in accordance with their terms, except insofar as indemnification and contribution provisions may be limited by Federal or state securities laws or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally.

                          (xii)   Tanklage has the capacity to enter into and
perform his obligations under the Contribution Agreement and the Contribution Agreement has been duly executed and delivered by Tanklage and constitutes the valid and binding agreement of Tanklage and is enforceable against Tanklage in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by Federal or state securities laws, public policy or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally.

                          (xiii)  Except as described in the Registration
Statement, the Effective Prospectus and/or the Final Prospectus, Tanklage is not nor with the giving of notice or lapse of time or both will he be in violation of or in default under, nor will the execution or delivery of the Contribution Agreement or consummation of the transactions contemplated thereby result in a violation of, or constitute a default under, any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which Tanklage is a party or by which he is bound, or to which any of his property is subject, nor will the performance by Tanklage of his obligations under the Contribution Agreement violate any existing law, rule, administrative regulation, judgment, order, writ or decree of any court or any governmental agency or body having jurisdiction over Tanklage or his property, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Tanklage, where such violation, default or lien would have a material adverse effect on the financial condition, results of operations or business of the Company and La Victoria, taken as a whole.


                          (xiv)   Upon the consummation of the transactions
contemplated in the Contribution Agreement, which shall occur immediately following the closing of the purchase of the Firm Shares, the Company will own directly 50% of the outstanding capital stock of La Victoria and will own indirectly, through its ownership of 100% of the beneficial interests of LV Foods, the remaining 50% of the outstanding capital stock of La Victoria, free and clear of all liens, encumbrances, equities or claims except as set forth in the Final Prospectus. The Company does not own any interest in or control any other corporation, association or entity.

                          (xv)    The offer and sale of all securities of the
Company made within the last three years as set forth in Part II, Item 15 of the Registration Statement were exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of all relevant state securities laws.

                          (xvi)   The Company is not an "investment company" or
a company controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                          In rendering such opinion, such counsel may rely (A)
as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws, provided that copies of any such opinions shall be delivered to Underwriters' Counsel; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, La Victoria, LV Foods and the Members and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, La Victoria, LV Foods and the Members, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel for the Company and, in their opinion, you and they are entitled in relying thereon.

         Because the primary purpose of such counsel's engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and Final Prospectus, such counsel shall not be required to pass upon and shall not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Final Prospectus (except to the extent expressly set forth in section viii above), and such counsel shall not be required to independently verify the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, such counsel shall assume no responsibility for and shall not be required to independently verify the accuracy, completeness or fairness of the financial statements and schedules, and other financial and statistical data included in the Registration Statement and Final Prospectus and such counsel shall not be required to examine the accounting, financial or statistical records from which such statements and data are derived. Although certain portions of the Registration Statement and Final Prospectus have been included therein on the authority of "experts" within the meaning of the Securities Act, such counsel shall not be deemed experts with respect to any portion of the Registration Statement or Final Prospectus. However, such counsel shall state in its opinion that it has participated in conferences with officers, legal counsel and other representatives of the Company, representatives of the independent accountants of the Company, and with representatives of, and legal counsel for, the Underwriters, at which the contents of the Registration Statement and Final Prospectus and related matters were discussed. Such counsel shall state that it has reviewed all documents referred to in the Registration Statement and the Final Prospectus or annexed as an exhibit to the Registration Statement. Such counsel shall also state that it has reviewed certain other corporate documents furnished to them by the Company. Based on such participation and review, and subject to the limitations described above, such counsel shall advise you that no facts have come to their attention that cause them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (e) On each Closing Date there shall have been furnished to you the opinion addressed to the Underwriters) of Weissmann, Wolff, Bergman, Coleman & Silverman, dated as of such Closing Date and in the form and substance satisfactory to Underwriters' Counsel in giving their opinion, to the effect that:

                          (i)     La Victoria has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and authority to own, lease, license or use its properties and, to such counsel's knowledge, conduct its business as described in the Registration Statement and Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased, licensed or used by it makes such qualification necessary, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company and LaVictoria, taken as a whole.

                          (ii)    LV Foods has been duly formed and is validly
existing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease, license or use its properties and conduct its business as described in the Registration Statement and Final Prospectus, and is duly qualified to do business as a foreign limited liability company and, to such counsel's knowledge, is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased, licensed or used by it makes such qualification necessary, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company and LaVictoria, taken as a whole.

                          (iii)   The authorized, issued and outstanding
capital stock of the La Victoria as of June 30, 1997 is as set forth within the Financial Statements of La Victoria in the Final Prospectus and there have been no changes in the authorized and outstanding capital stock of La Victoria since such date. The outstanding shares of capital stock of La Victoria are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any statutory or, to such counsel's knowledge, any other preemptive rights or other rights to subscribe for or purchase any securities. Except as described in the Final Prospectus, there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock of La Victoria pursuant to La Victoria's Articles of Incorporation, Bylaws, other governing documents or any agreement, contract or other instrument known to us to which La Victoria is a party or by which it is bound.

                          (iv)    All of the authorized, issued and outstanding
membership interests of LV Foods are beneficially owned by the Members and there have been no changes in the authorized and, to such counsel's knowledge, outstanding membership interests of LV Foods since its formation, other than the assignments of certain interests in LV Foods from TSG2 to Lively. The outstanding membership interests of LV Foods are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any statutory or, to such counsel's knowledge, other preemptive rights or other rights to subscribe for or purchase any securities. Except as described in the Final Prospectus or the Limited Liability Company Operating Agreement of LV Foods, there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any of the membership interests pursuant to LV Foods' Certificate of Formation or other governing documents or any agreement, contract or other instrument known to us to which LV Foods is a party or by which it is bound.

                 (f) There shall have been furnished to you on the Closing Date and on the Option Closing Date, if any, a certificate, dated such Closing Date and addressed to you, signed by the President and by the Chief Financial Officer of the Company to the effect that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) no stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Pre-Effective Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto has been issued by the Commission or any "Blue Sky" or securities authority of any jurisdiction, and no proceedings for that purpose has been initiated or threatened; (iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; (iv) the signers of said certificate have carefully examined the Registration Statement and the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (v) there has been no material adverse change in the general affairs, business key personnel, earnings, capitalization, financial position or net worth of the Company since the effective date of the Registration Statement; and (vi) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Effective Prospectus and the Final Prospectus which has not been so set forth.

                 (g) Since the effective date of the Registration Statement, none of the Company, LV Foods or La Victoria shall have sustained any loss or interference with its business from flood, accident or other calamity (whether or not covered by insurance) or from any labor dispute or court or governmental action, order or decree, nor shall the Company, LV Foods or La Victoria have become a party to or the subject of any litigation, nor shall there have been a change in the general affairs, business, key personnel, earnings, capitalization, financial position or net worth of the Company, LV Foods or La Victoria, whether or not arising in the ordinary course of business, which loss, litigation or change is so material and adverse to the Company that, in your judgment, shall render it inadvisable to proceed with the delivery of the Shares.

                 (h) On the date of this Agreement and on each Closing Date you shall have received letters of each of McGladrey & Pullen, LLP, and Rylander, Clay & Optiz, L.L.P., dated such date and each Closing Date, addressed to you as Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Effective Prospectus and Final Prospectus, in such form and substance satisfactory to you, including without limitation the statements set forth in Annex I and Annex II hereto.

                 (i) At or prior to the Closing Date, you shall have received the written agreements described in Section 3(p) hereof.

                 (j) All proceedings taken in connection with the issuance, sale, transfer and delivery of the Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished such additional documents and certificates as you may reasonably request.

                 (k) You shall have been furnished evidence in usual written or telegraphic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to you, of the qualification referred to in Section 3(e) above.

                 (l) Prior to the Closing Date, the Shares shall have been duly authorized for quotation on the Nasdaq National Market upon official notice of issuance.

                 (m) The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to your participation in such offering.

                 (n) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, American Stock Exchange or Nasdaq; (ii) a general moratorium on commercial banking activities declared by either federal or California authorities; or (iii) a material adverse change in the financial markets in the United States or internationally or any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such outbreak or escalation of hostilities specified in this Clause
(iii) in your judgment makes it impracticable to proceed with the delivery of the Shares.

                 All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and the Underwriters' Counsel. Any certificate or document signed by any officer of the Company and delivered to you or the Underwriters' Counsel shall be deemed a representation and warranty by such officer individually and by the Company hereunder to the Underwriters as to the statements made therein. The Company shall furnish you with such number of conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

         5.      Indemnification and Contribution.

                 (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriters, any member of the selling group, and each of such entities' officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any one of the Underwriters or selling group members within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each an "Indemnified Underwriter") against any and all loss, claim, damage, expense or liability, joint or several, to which such Indemnified Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense or liability (or action in respect thereof) arises out of or is based upon (i) the inaccuracy of any of the representations or warranties made by the Company in Section 1 thereof or otherwise, or (ii) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Pre-Effective Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto, or (B) in any application or other document or communication (in this Section 5, collectively called an "Application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company in any jurisdiction in order to qualify the Shares under the "Blue Sky" or securities laws thereof or filed with the Commission or any securities exchange or national market system, such as the Nasdaq National Market, or (iii) the omission or alleged omission to state, in the Registration Statement, any Pre-Effective Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or in any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement; and shall pay each Indemnified Underwriter for any and all costs and expenses, including reasonable attorneys' fees, as and when incurred by such Indemnified Underwriter in connection with investigating or defending against or appearing as a third-party witness in connection with any litigation, commenced or threatened, and any and all amounts paid in settlement of any claim or litigation of any such loss, claim, damage, liability or action whatsoever, notwithstanding the possibility that payments for such expenses might later held to be improper; except that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Pre-Effective Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto, or any Application, nor shall the Company be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Pre-Effective Prospectus which is corrected in the Final Prospectus if a sufficient number of copies of such Final Prospectus were provided to the party seeking indemnification and such party failed to send or deliver a copy and such Final Prospectus to the person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of such shares to such person, if such delivery was required by law. In addition to its other obligations under this Section 5(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company herein or the failure to perform its obligations hereunder, it will pay each Indemnified Underwriter on a monthly basis for all costs and expenses, including reasonable attorneys' fees, incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to indemnify hereunder or to pay each Indemnified Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim payment is so held to have been improper, each Indemnified Underwriter shall promptly return it to the Company, together with interest compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim payment which is not made to an Indemnified Underwriter within 30 days of a request for payment, shall bear interest at the Prime Rate from the date of such request. The foregoing agreement to indemnify shall be in addition to any liability which the Company may otherwise have, including liabilities arising under this Agreement.

                 (b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company who has signed the

Registration Statement and any person who controls the Company within the meaning of the Securities Act against any loss, claim, damage or liability to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Pre-Effective Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto, or (B) in any Application, or (ii) the omission or alleged omission to state in the Registration Statement, any Pre-Effective Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or in any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of such Underwriter specifically for use in the preparation thereof; and shall pay the Company for any and all costs and expenses, including reasonable attorneys' fees, as and when incurred by it in connection with investigating or against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page (insofar as such information relates to the Underwriters), the paragraph on page 2 with respect to stabilization and under the heading "Underwriting" in any Pre-Effective Prospectus, Effective Prospectus and/or the Final Prospectus constitute the only information furnished in by or on behalf of the several Underwriters, for inclusion in any such Prospectus, and you, as the Underwriters, confirm that such statements are correct.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that you shall have the right to employ counsel to represent you and other Indemnified Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Underwriters against the Company under such subsection if, in your reasonable judgment, it is advisable for you and those Indemnified Underwriters to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. The Company agrees promptly to notify the Underwriters and the Representatives of the commencement of any litigation or proceedings against the Company, respectively, or against any of their officers or directors in connection with the sale of the Shares, the Registration Statement, any Pre-Effective

Prospectus, the Effective Prospectus or the Final Prospectus or any amendment or supplement thereto, or any Application. To the extent any provision of this
Section 5 entitles the indemnified party to reimbursement of fees and expenses, such obligations may be billed by the indemnified party monthly and shall be due and payable within ten (10) days of the date thereof.

                 (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriters on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any and all costs and expenses, including reasonable attorneys' fees, incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise. For purposes of this Section 5(d), each person, if any, who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, shall have the same rights to contribution as the company. This Section 5(d) is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

                 (e) It is agreed that any controversy arising out of the operation of the interim payment arrangements set forth in Section 5(a) hereof, including the amounts of any requested payments and method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration shall be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration shall be limited to the operation of the interim payment provisions contained in Section 5(a) hereof and shall not resolve the ultimate propriety or enforceability of the obligation to indemnify or pay expenses which is created by the provisions of such Section 5(a) hereof.

         6. Substitution of Underwriters. If any Underwriter defaults in its obligation to purchase the number of Shares which it has agreed to purchase under this Agreement, the non-defaulting Underwriters shall be obligated to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters in Schedule I hereto) the Shares which the defaulting Underwriter agreed but failed to purchase; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Shares if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total number of Shares, and any non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares set forth opposite its name in Schedule I hereto plus the total number of Option Shares purchasable by it pursuant to the terms of
Section 2(b); provided, further, that the non-defaulting Underwriters shall not be obligated to purchase any Shares if such additional purchase would cause any non-defaulting Underwriter to be in violation of the net capital rule of the Commission or other applicable law. If the foregoing maximums are exceeded,
(i) the non-defaulting Underwriters, and any other underwriters satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Shares which the defaulting Underwriter agreed but failed to purchase. If the non-defaulting Underwriters or the other underwriters satisfactory to you do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except for the payment of expenses to be borne by the Company and the Underwriters as provided in Section 3(m) and the indemnity and contribution agreements of the Company and the Underwriters contained in Section 5 hereof.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to you are obligated or agree to purchase the Shares of a defaulting Underwriter, either you or the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that may be necessary in the Registration Statement, the Effective Prospectus or the Final Prospectus or in any other document or agreement, and to file promptly any amendments or any supplements to the Registration Statement or the Effective Prospectus or the Final Prospectus which in your opinion may thereby be made necessary. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 6.

         7.      Effective Date and Termination.

                 (a) This Agreement shall become effective at whichever of the following times first occur: (i) at 8:00 A.M., Los Angeles time, on the first full Business Day following the day upon which the Registration Statement becomes effective, or (ii) the time after the Registration Statement becomes effective as you, in your discretion, shall first release the Shares for sale to the public. For purposes of this Section 7, the Shares shall be deemed to have been released for sale to the public upon release by you for publication of a newspaper advertisement relating to the Shares or upon release by you of communications offering the Shares for sale to securities dealers, whichever shall first occur. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to you or by you by giving notice as hereinafter provided to the Company, except that the provisions of
Section 3(m) and Section 5 shall at all times be effective.

                 (b) Until the Closing Date, this Agreement may be terminated by you by giving notice as hereinafter provided to the Company, if
(i) the Company shall have, in any material respect, failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder; (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled; (iii) if there has been since the date as of which the information is given in the Final Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the financial condition, results of operation, business or prospects of the Company or La Victoria; (iv) trading in the Shares has been suspended by the Commission or trading in securities generally on either the New York Stock Exchange, American Stock Exchange or Nasdaq shall have been suspended or a material limitation on trading shall have been established; (v) a general moratorium on commercial banking activities shall have been declared by Federal or California authorities; or (vi) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis that, in your reasonable judgment, is material and adverse. Any termination of this Agreement pursuant to this
Section 7 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Sections 3(m) and 5 hereof.

                 Any notice referred to above may be given at the address specified in Section 9 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

         8. Survival of Indemnities, Contribution, Warranties and Representations. The indemnity and contribution agreements contained in
Section 5 and the representations, warranties and agreements of the Company in Sections 1 and 3 shall survive the delivery of the Shares to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         9. Notices. Except as otherwise provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company such notice shall be in writing (and may be telecopied if confirmed by letter) addressed to the Company at 1313 Avenue R, Grand Prairie, Texas 75050, telecopier number (972) 933-4120, Attention: President, with a copy to be addressed to The Shansby Group, 250 Montgomery Street, San Francisco, California 94104, telecopier number (415) 421-5120, Attention: Charles H. Esserman; and (b) whenever notice is required by the provisions of this Agreement to be given to the several Underwriters, such notice shall be in writing addressed to the Underwriters in care of Cruttenden Roth Incorporated, 13301 Von Karman, Suite 100, Irvine, California 92715, telecopier number (714) 852-9603, Attention: President.

         10. Information Furnished by Underwriters. The statements set forth in the last paragraph on the cover page, the paragraph on page 2 with respect to stabilization, and under the caption "Underwriting" in any Pre-Effective Prospectus and in the Effective Prospectus and the Final Prospectus, constitute the written information furnished by or on behalf of any Underwriter referred to in paragraph (b) and (c) of Section 1 hereof and in paragraph (b) of Section 5 hereof.

         11. Parties. This Agreement is made solely for the benefit of the several Underwriters, the Company, any officer, director or controlling person referred to in Section 5 hereof. The term "successors and assigns," as used in this Agreement, shall not include any purchaser of any of the Shares from any of the Underwriters merely by reason of such purchase.

         12. Definition of "Business Day." The purposes of this Agreement, "Business Day" means any other than Saturday, Sunday, a federal holiday or a day on which the New York Stock Exchange is closed.

         13.     GOVERNING LAW.   THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES THEREOF.

         14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

         If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                      Very truly yours,

                                      AUTHENTIC SPECIALTY FOODS, INC.




                                      By: /s/ Keith R. Lively
                                          ------------------------------
                                      Name:
                                      Title: Chief Executive Officer




Accepted as of the date hereof:

CRUTTENDEN ROTH INCORPORATED
SUTRO & CO. INCORPORATED
WEDBUSH MORGAN SECURITIES INC.

By:/s/Byron C. Roth
   --------------------------------------
   (Cruttenden Roth Incorporated)
   On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                                 NUMBER OF
                                                                                                  OPTIONAL
                                                                             TOTAL            SHARES TO BE
                                                                         NUMBER OF            PURCHASED IF
                                                                              FIRM                 MAXIMUM
                                                                      SHARES TO BE                  OPTION
 UNDERWRITER                                                             PURCHASED               EXERCISED
 -----------                                                             ---------               ---------
 Cruttenden Roth Incorporated. . . . . . . . . . . . . . . .             1,000,000                 150,000
 Sutro & Co. Incorporated  . . . . . . . . . . . . . . . . .             1,000,000                 150,000
 Wedbush Morgan Securities Inc.  . . . . . . . . . . . . . .               500,000                  75,000
 Montgomery Securities . . . . . . . . . . . . . . . . . . .               300,000                  45,000
 Josephthal Lyon & Ross Incorporated . . . . . . . . . . . .               200,000                  30,000
 McDonald & Company Securities, Inc. . . . . . . . . . . . .               200,000                  30,000
 Morgan Keegan & Company, Inc. . . . . . . . . . . . . . . .               200,000                  30,000
 Principal Financial Securities, Inc.  . . . . . . . . . . .               200,000                  30,000
 L.H. Friend, Weinress, Prankson & Presson, Inc. . . . . . .               100,000                  15,000
 RAF Financial Corporation . . . . . . . . . . . . . . . . .               100,000                  15,000
 Rodman & Renshaw, Inc.  . . . . . . . . . . . . . . . . . .               100,000                  15,000
 Southwest Securities, Inc.  . . . . . . . . . . . . . . . .               100,000                  15,000
                                                                         ---------                --------
          Total  . . . . . . . . . . . . . . . . . . . . . .             4,000,000                 600,000
                                                                         =========                 =======

                                                                         ANNEX I

         Pursuant to Section 4(g) of the Underwriting Agreement, McGladrey & Pullen, LLP shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent certified public accountants with respect to the Company and La Victoria within the meaning of the Securities Act and the applicable published Rules and Regulations;

                 (ii) In their opinion, the financial statements and any supplementary financial information and schedules of the Company and La Victoria audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company and La Victoria for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                 (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of, in the case of the Company and La Victoria, a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and La Victoria, inspection of the minute books of the Company and La Victoria since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and La Victoria responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) any unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows as of dates or for periods beginning, in the case of the Company, after June 30, 1997 and, in the case of La Victoria, May 31, 1997, included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                          (B) any other unaudited income statement data and balance sheet items for the periods or as of the dates referred to in Clause (A) above included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements as of dates or for periods beginning, in the case of the Company, after June 30, 1997 and, in the case of La Victoria, May 31, 1997, and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                          (D)     any unaudited pro forma consolidated
                 condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company or La Victoria, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus; except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and La Victoria, which appear in the Prospectus, or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and La Victoria and have found them to be in agreement.

                                                                        ANNEX II


         Pursuant to Section 4(g) of the Underwriting Agreement, Rylander, Clay & Optiz, L.L.P., shall furnish letters to the Underwriters to the effect that:

                 (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published Rules and Regulations; and

                 (ii) In their opinion, the financial statements and any supplementary financial information and schedules of the Company audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives").